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                                                                   EXHIBIT 10.68


                                   GUARANTY
                                   --------

      THIS AGREEMENT between the undersigned Guarantor and ATLANTA GAS LIGHT COMPANY (Company) is effective November 1, 1998.

WHEREAS, the Company supplies SouthStar Energy Services, LLC d/b/a Georgia Natural Gas Services (Pooler) with natural gas delivery service; and

      WHEREAS, the undersigned Guarantor derives substantial benefit from Pooler's activities associated with company's natural gas delivery service; and

      WHEREAS, the undersigned Guarantor wishes to guaranty the payment and performance by the Pooler of its obligations under its agreement with the Company; and

      WHEREAS, this Agreement expresses the terms and conditions of the aforementioned guaranty:

      NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the undersigned Guarantor hereby agrees as follows:

      1. The undersigned Guarantor unconditionally guaranties to Company the full and prompt performance by the Pooler of all obligations which Pooler presently or hereafter may have to Company and the full and prompt payment when due of all sums presently or hereafter owing by Pooler to Company. Guarantor agrees that the liability of Guarantor shall be direct and immediate and that Company may enforce this Guaranty without having first to proceed against the Pooler or any other person and without company having to exhaust any other remedy available to Company.

      2. For purposes of this guaranty, all sums owing to Company by Pooler shall be deemed to have become immediately due and payable if (a) Pooler defaults in any of its obligations to Company; (b) a petition is filed by Pooler under the bankruptcy laws of any jurisdiction or a petition is filed by the Pooler for the appointment of a receiver of any part of the property of the Pooler; (c) such a petition is filed against the Pooler and is not dismissed within thirty (30) days; or (d) Pooler makes a general assignment for the benefit of creditors, suspends business, or commits any act amounting to a business failure.

      3. This shall be a continuing guaranty, and irrespective of the lack of any notice to consent of the undersigned Guarantor, its obligations hereunder shall not be impaired in any manner whatsoever by any (a) new agreements or obligations of the Pooler with or to the Company; (b) amendments, extensions, modifications, renewals or waivers of default as to any existing or future agreements or obligations of Pooler with or to the Company; (c) invalidity or unenforceability, for any reason, of any agreement, instrument or writing between Company and Pooler; or (d) interruptions in the business relations between Pooler and Company.

      4. Notice of (a) Company's acceptance hereof, (b) default and nonpayment by Pooler, (c) presentment, protest, and demand and (d) all other matters to which the undersigned Guarantor otherwise might be entitled, is hereby waived by Guarantor.

      5. The undersigned Guarantor may terminate its obligations hereunder as to then future transactions between the Pooler and Company only by written notice sent to Company by registered mail. Notice shall be sent to Company at:

      J. B. Briggs
      Location 1190
      Post Office Box 4569
      Atlanta, Georgia 30302
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Provided, however, that such termination shall not affect the undersigned
Guarantor's liability hereunder with respect to any and all obligations of Pooler to Company incurred prior to Company's receipt of such notice.

      6. The undersigned Guarantor shall reimburse the Company for all expenses, including reasonable attorneys' fees, incurred by Company in the enforcement or attempted enforcement of any of Company's rights hereunder.

      7. This guaranty may not be assigned by the undersigned Guarantor without Company's prior written consent, which consent shall not be reasonably withheld. This guaranty shall inure to the benefit of and may be enforced by Company and its successors and assigns and shall be binding upon and enforceable against the undersigned Guarantor its successors, and assigns.

      8. This Agreement shall be interpreted, construed and governed by and in accordance with the laws of the State of Georgia.

      9. This Agreement constitutes the entire Agreement between the undersigned Guarantor and the Company. No modification shall be binding on the company unless it is in writing and signed by the Company.

      10. The invalidity of any portion, provision or paragraph of this Agreement shall not affect or render invalid any other portion, provision or paragraph of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officer or representative.


ATLANTA GAS LIGHT COMPANY                AGL RESOURCES INC.
                                         GUARANTOR


BY:      /s/  J. Michael Riley           BY:      /s/ Paul R. Shlanta
         ---------------------------              ---------------------------

NAME:    J. Michael Riley                NAME:    Paul R. Shlanta
         ---------------------------              ---------------------------

TITLE:   Senior Vice President & CFO     TITLE:   Senior Vice President
         ---------------------------              ---------------------------

WITNESS: /s/ Edith L. Law                WITNESS: /s/ Connie C. Harris
         ---------------------------              ---------------------------